EXHIBIT 99.2

MedExpress
URGENT CARE

HEARTLAND
DENTAL

STARBUCKS COFFEE

McDonald's
McDonald's
DRIVE THRU

Q1 2025 QUARTERLY SUPPLEMENTAL INFORMATION

FrontView REIT, Inc. (NYSE: FVR) is an internally-managed net-lease REIT that acquires, owns and manages primarily properties with frontage that are net leased to a diversified group of tenants.

investor.frontviewreit.com

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	2

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2025, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with FrontView’s Quarterly Report on Form 10-Q as of and for the period ended March 31, 2025, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. FrontView REIT, Inc. is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	3

Company Overview

FrontView REIT, Inc. (NYSE:FVR) (the “Company”, “FrontView”, “FVR”, “us”, “our”, and “we”) is an internally-managed net-lease REIT that acquires, owns and manages primarily properties with frontage that are net leased to a diversified group of tenants. The Company is differentiated by an investment approach focused on properties that are in prominent locations with direct frontage on high-traffic roads that are highly visible to consumers. As of March 31, 2025, the Company owned a well-diversified portfolio of 323 properties with direct frontage across 37 U.S. states. The Company's tenants include service-oriented businesses, such as restaurants, cellular stores, financial institutions, automotive stores and dealers, medical and dental providers, convenience and gas stores, pharmacies, car washes, home improvement stores, grocery stores, fitness operators, professional services as well as general retail tenants.

Executive Team

Stephen Preston

Chairman of the Board, Co-Chief Executive Officer and Co-President

Randall Starr

Co-Chief Executive Officer, Co-President, Chief Financial Officer, and Director

Drew Ireland

Chief Operating Officer

Board of Directors

Stephen Preston

Chairman of the Board

Randall Starr

Director

Robert Green

Director

Daniel Swanstrom

Independent Director

Elizabeth Frank

Independent Director

Ernesto Perez

Independent Director

Noelle LeVeaux

Independent Director

Company Contact Information

Rob Shelton

Director, Finance

media@frontviewreit.com

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	4

Quarterly Financial Summary

(unaudited, in thousands except per share data)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Financial Summary
Total real estate held for investment, at cost	$754,222	$719,406	$640,264	$640,264	$642,398
Less: accumulated depreciation	(43,659)	(40,398)	(37,277)	(34,356)	(31,471)
Real estate held for investment, net	710,563	679,008	602,987	605,908	610,927
Assets held for sale	13,950	5,898	—	—	953
Cash and cash equivalents	3,309	5,094	9,895	16,620	13,197
Total assets	860,835	821,809	733,070	745,466	752,708
Debt, net	310,214	266,538	418,268	427,435	427,773
Total liabilities	345,244	299,131	448,372	455,791	456,902
Convertible non-controlling preferred interests	—	—	103,724	103,724	103,724
Partners' capital	—	—	180,974	185,951	192,082
Total FrontView REIT, Inc. equity	324,664	324,821	—	—	—
Non-controlling interests	190,927	197,857	—	—	—
Total equity (book value)	515,591	522,678	284,698	289,675	295,806

Revenues	16,243	15,514	14,534	14,607	15,259
General and administrative expenses(1)	2,839	2,932	2,225	2,171	2,262
Total operating expenses	13,020	12,784	11,347	10,853	11,568
Interest expense	4,497	3,593	6,463	6,597	6,695
Net loss	(1,337)	(21,488)	(3,339)	(3,013)	(3,369)
Net loss per common share, diluted	$(0.06)	$(0.78)	$—	$—	$—

FFO	6,429	(9,963)	3,780	4,010	4,159
FFO per share, diluted	$0.23	$(0.36)	$—	$—	$—
AFFO	8,229	9,055	4,776	4,892	4,989
AFFO per share, diluted	$0.30	$0.33	$—	$—	$—

Net cash provided by operating activities	8,101	5,257	7,552	5,130	2,590
Net cash (used in) provided by investing activities	(47,285)	(105,103)	(597)	2,876	5,655
Net cash provided by (used in) financing activities	37,399	95,045	(13,680)	(4,583)	(12,177)
Dividend declared	6,178	6,101	—	—	—
Dividend declared per diluted share	$0.215	$0.215	$—	$—	$—

(1)	For the pre-IPO periods presented, general and administrative expenses includes property management fees, asset management fees, and general and administrative expenses.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	5

Balance Sheet

(unaudited, in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
ASSETS
Real estate held for investment, at cost
Land	$341,353	$332,944	$312,143	$312,143	$313,160
Buildings and improvements	412,869	386,462	328,121	328,121	329,238
Total real estate held for investment, at cost	754,222	719,406	640,264	640,264	642,398
Less accumulated depreciation	(43,659)	(40,398)	(37,277)	(34,356)	(31,471)
Real estate held for investment, net	710,563	679,008	602,987	605,908	610,927
Assets held for sale	13,950	5,898	—	—	953
Cash and cash equivalents	3,309	5,094	9,895	16,620	13,197
Intangible lease assets, net	115,583	114,868	103,109	108,281	113,357
Other assets	17,430	16,941	17,079	14,657	14,274
Total assets	$860,835	$821,809	$733,070	$745,466	$752,708
LIABILITIES, CONVERTIBLE NON-CONTROLLING PREFERRED INTERESTS AND EQUITY
Liabilities
Debt, net	$310,214	$266,538	$418,268	$427,435	$427,773
Intangible lease liabilities, net	16,053	14,735	14,242	14,997	15,745
Accounts payable and accrued liabilities	18,977	17,858	15,862	13,359	13,384
Total liabilities	345,244	299,131	448,372	455,791	456,902

Convertible non-controlling preferred interests	—	—	103,724	103,724	103,724

Equity
Partners' capital	—	—	180,974	185,951	192,082
Common Stock, par value $0.01 per share	175	173	—	—	—
Additional paid-in capital	336,035	331,482	—	—	—
Accumulated deficit	(11,434)	(6,834)	—	—	—
Accumulated other comprehensive loss	(112)	—	—	—	—
Non-controlling interests in the OP	190,927	197,857	—	—	—
Total equity	515,591	522,678	180,974	185,951	192,082
Total liabilities, convertible non-controlling preferred interests and equity	$860,835	$821,809	$733,070	$745,466	$752,708

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	6

Income Statement Summary

(unaudited, in thousands except share and per share data)

	For the three months ended
	March 31, 2025	December 31, 2024	September 30, 2024(1)	June 30, 2024(1)	March 31, 2024(1)
Revenues
Rental revenues	$16,243	$15,514	$14,534	$14,607	$15,259

Operating expenses
Depreciation and amortization	7,805	7,634	7,119	6,972	7,325
Property operating expenses	2,376	2,218	2,003	1,710	1,981
Property management fees	—	60	494	497	510
Asset management fees	—	22	1,034	1,034	1,034
General and administrative expenses	2,839	2,850	697	640	718
Total operating expenses	13,020	12,784	11,347	10,853	11,568

Other expenses (income)
Interest expense	4,497	3,593	6,463	6,597	6,695
(Gain) Loss on sale of real estate	(467)	—	—	51	(388)
Impairment loss	428	3,891	—	—	591
Income taxes	102	236	63	119	162
Total other expenses	4,560	7,720	6,526	6,767	7,060
Operating loss	(1,337)	(4,990)	(3,339)	(3,013)	(3,369)
Internalization expense	—	(16,498)	—	—	—
Net loss	(1,337)	(21,488)	(3,339)	(3,013)	(3,369)
Less: Net loss attributable to convertible non-controlling preferred interests	—	4,519	908	827	917
Less: Net loss attributable to non-controlling interests	504	1,825	—	—	—
Net loss attributable to NADG NNN Property Fund LP (Predecessor) and to FrontView REIT, Inc. (Successor)	$(833)	$(15,144)	$(2,431)	$(2,186)	$(2,452)

Weighted average number of common shares outstanding
Basic	17,319,742	16,258,728	—	—	—
Diluted	27,822,826	27,577,692	—	—	—
Net loss per share attributable to common stockholders
Basic	$(0.06)	$(0.19)	$—	$—	$—
Diluted	$(0.06)	$(0.19)	$—	$—	$—

(1)
The Company determined that earnings per unit in the Predecessor period would not be meaningful to users of this filing, given the different unitholders in the Predecessor.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	7

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands except share and per share data)

	For the three months ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net loss	$(1,337)	$(21,488)	$(3,339)	$(3,013)	$(3,369)
Depreciation on real property and amortization of real estate intangibles	7,805	7,634	7,119	6,972	7,325
(Gain) loss on sale of real estate	(467)	—	—	51	(388)
Impairment loss on real estate held for investment	428	3,891	—	—	591
FFO	$6,429	$(9,963)	$3,780	$4,010	$4,159
Straight-line rent adjustments	(122)	(329)	(187)	(446)	(331)
Amortization of financing transaction and discount costs	395	1,588	1,053	1,036	1,056
Amortization of above/below market lease intangibles	711	167	423	476	439
Stock-based compensation	615	608	—	—	—
Lease termination fees	—	(342)	(747)	(223)	(414)
Adjustment for structuring and public company readiness costs	201	662	440	23	51
Adjustment for Internalization expenses	—	16,580	—	—	—
Other non-recurring expenses	—	84	14	16	29
AFFO	$8,229	$9,055	$4,776	$4,892	$4,989

Diluted weighted average shares outstanding	27,822,826	27,577,692	—	—	—
Net loss per diluted share	$(0.06)	$(0.19)	$—	$—	$—
FFO per diluted share	$0.23	$(0.36)	$—	$—	$—
AFFO per diluted share	$0.30	$0.33	$—	$—	$—

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	8

Lease Revenues Detail

(unaudited, in thousands)

	For the three months ended
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues:
Contractual rental amounts billed	$16,679	$14,954	$13,971	$14,198	$14,818
Adjustment to recognize contractual rental amounts on a straight-line basis	122	329	187	446	331
Variable rental amounts earned	55	386	798	306	443
Above/below market lease amortization, net	(711)	(167)	(423)	(476)	(439)
Other income	98	12	1	133	106
Total rental revenues	$16,243	$15,514	$14,534	$14,607	$15,259

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	9

Capital Structure

(in thousands, except percentages)

March 31, 2025
Equity
Shares of Common Stock	17,520
OP Units	10,303
Common Stock & OP Units	27,823
Price Per Share / Unit as of closing day of trading	$12.79
Implied Equity Market Capitalization	$355,856
% of Total Capitalization	53.3%

Debt
Term Loan	$200,000
Revolving Credit Facility	112,000
Total Debt	$312,000
% of Total Capitalization	46.7%

Total Capitalization	$667,856
Less: Cash and cash equivalents	(3,309)
Enterprise Value	$664,547

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	10

Debt Outstanding

(in thousands)

	Outstanding Balance
	March 31, 2025	December 31, 2024	Interest Rate	Maturity Date
Term Loan	$200,000	$200,000	Adjusted SOFR + 1.20% (1, 2)	3-Oct-27 (3)
Revolving Credit Facility	112,000	68,500	Adjusted SOFR + 1.20% (1, 2)	3-Oct-27 (3)
Gross Debt	$312,000	$268,500

(1)	The approximate one-month SOFR rate at March 31, 2025 was 4.41%%, plus a 10 basis point adjustment "(Adjusted SOFR").
(2)	The approximate one-month SOFR rate at December 31, 2024 was 4.37%, plus a 10 basis point adjustment "(Adjusted SOFR").
(3)	The loans each contain two 12 month extension options, subject to a 0.125% extension fee.

Equity Rollforward

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2025	17,290,663	10,532,163	27,822,826
Conversion of OP unit to Common Stock	229,200	(229,200)	—
Balance, March 31, 2025	17,519,863	10,302,963	27,822,826

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	11

EBITDA, EBITDAre, and Other-Non GAAP Operating Metrics

(unaudited, in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net loss	$(1,337)	$(21,488)	$(3,339)	$(3,012)	$(3,369)
Depreciation and amortization	8,516	7,634	7,542	7,448	7,764
Interest expense	4,497	3,593	6,463	6,597	6,695
Income taxes	102	236	63	119	162
EBITDA	$11,778	$(10,025)	$10,729	$11,152	$11,252
Gain on sale of real estate	(467)	—	—	—	(388)
Impairment loss on real estate held for investment	428	3,891	—	—	591
EBITDAre	$11,739	$(6,134)	$10,729	$11,152	$11,455
Adjustment for current period investment activity (1)	509	1,354	—	—	—
Adjustment for current period disposition activity (2)	—	—	—	(244)	(392)
Adjustment for non-cash compensation expense (3)	615	608	—	—	—
Adjustment to exclude non-recurring (income) expenses (4)	201	16,760	(307)	(200)	(363)
Adjustment to exclude net write-offs of accrued rental income	394	63	176	—	—
Adjusted EBITDAre	13,458	12,651	10,598	10,708	10,700
Annualized EBITDAre	46,956	(24,536)	42,916	44,608	45,820
Annualized adjusted EBITDAre	$53,832	$50,604	$42,392	$42,832	$42,800

(1)	Reflects an adjustment to give effect to all investments during the quarter as if they had been acquired as of the beginning of the quarter.
(2)	Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
(3)	Reflects an adjustment to exclude non-cash stock-based compensation expense.
(4)	Reflects an adjustment to exclude non-recurring expenses including IPO costs, lease termination fees and non-recurring income or expense.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	12

Net Debt Metrics

(in thousands)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Debt
Term Loan	$200,000	$200,000	$—	$—	$—
Revolving Credit Facility	112,000	68,500	—	—	—
ABS Notes	—	—	253,499	253,829	254,159
CIBC Revolving Credit Facility	—	—	150,000	159,890	159,890
CIBC Term Loan	—	—	15,967	15,967	17,000
Gross Debt	312,000	268,500	419,466	429,686	431,049
Cash and cash equivalents	(3,309)	(5,094)	(9,895)	(16,620)	(13,197)
Net Debt	$308,691	$263,406	$409,571	$413,066	$417,852
Net Debt to Annualized EBITDAre	6.6	(10.7)	9.5	9.3	9.1
Net Debt to Annualized Adjusted EBITDAre	5.7	5.2	9.7	9.6	9.8

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility are reported to the respective lenders via quarterly covenant reporting packages. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2025, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility
Total Leverage Ratio	≤ 60%	38.0%
Adjusted EBITDA to Fixed Charges Ratio	≥ 1.50 to 1.00	2.98x
Secured Leverage Ratio	≤ 40%	0.0%
Unencumbered NOI to Unsecured Interest Expense Ratio	≥ 1.75 to 1.00	3.59x
Unsecured Leverage Ratio	≤ 60%	38.0%
Tangible Net Worth	≥ 380,032	508,480

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	13

Dispositions

(in thousands, except # of properties)

The following table summarizes the Company’s property disposition activity during 2025.

Property	# of Properties	Original Purchase Price	Sale Price	Lease Termination Fee	Gain over Original Purchase Price
Occupied(1)	1	$2,000	$2,050	$—	$50
Vacant	—	—	—	—	—
Total Dispositions	1	$2,000	$2,050	$—	$50

(1)	One occupied property was sold during Q1 2025

Portfolio at a Glance: Key Metrics

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Properties	323	307	278	278	280
U.S. States	37	35	31	31	31
Total Annualized Base Rent	$62.1M	$58.8M	$52.1M	$52.0M	$52.0M
Total Rentable Sq. Footage	2.6M	2.4M	2.1M	2.1M	2.1M
Tenants	329	320	293	292	294
Brands	151	150	137	137	137
Industries	15	15	15	15	15
Occupancy	96.3%	97.7%	98.9%	98.9%	98.6%
Top 10 Tenant Concentration	22.6%	21.8%	23.3%	23.3%	23.4%
Top 20 Tenant Concentration	37.9%	37.0%	38.5%	38.5%	38.7%
Investment Grade (tenant/guarantor)	33.2%	33.1%	38.0%	40.4%	38.1%
Financial Reporting Coverage(1)	87.5%	79.4%	81.6%	81.6%	N/A
Weighted Average Remaining Lease Term	7.4 Years	7.2 Years	6.7 Years	7.0 Years	7.6 Years

(1)	Includes tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at March 31, 2025.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	14

Diversification: Top 40 Tenants

(in thousands, except for percentages and # of properties)

Tenant Brand	# of Properties(1)	Square Feet	ABR	% of ABR	% of Square Feet
Dollar Tree	12	135	$1,927	3.1%	5.2%
Fast Pace Urgent Care	8	29	1,727	2.8%	1.1%
Verizon	8	35	1,650	2.7%	1.4%
Adams Auto Group	3	29	1,412	2.3%	1.2%
Oak Street Health	5.5	66	1,317	2.1%	2.6%
IHOP	6	33	1,226	2.0%	1.3%
Mammoth Car Wash	6	22	1,205	1.9%	0.9%
Raising Canes	6	21	1,201	1.9%	0.8%
Bank of America	5	26	1,195	1.9%	1.0%
LA-Z-Boy	3	54	1,152	1.9%	2.1%
CVS	4	42	1,081	1.7%	1.6%
AT&T	4	24	1,063	1.7%	0.9%
T-Mobile	7.5	26	1,030	1.7%	1.0%
Chili's	3	18	973	1.6%	0.7%
Wendy's	7	21	942	1.5%	0.8%
PNC Bank	5	29	935	1.5%	1.1%
Wells Fargo	2.5	13	871	1.4%	0.5%
Advance Auto Parts	7	66	857	1.4%	2.6%
Walgreens	3	38	854	1.4%	1.5%
St. Joseph Hospice	2	37	849	1.4%	1.4%
Heartland Dental	5	20	809	1.3%	0.8%
Burger King	5	20	765	1.2%	0.8%
Lowe's Home Improvement	1	168	750	1.2%	6.6%
VASA Fitness	0.5	50	704	1.1%	2.0%
Charles Schwab	1	9	696	1.1%	0.4%
Aspen Dental	4.5	20	679	1.1%	0.8%
Parachute Plasma	2	14	664	1.1%	0.5%
WSS	2	25	649	1.0%	1.0%
Wellnow	4	15	635	1.0%	0.6%
Walmart	1	212	632	1.0%	8.3%
Best Buy	1	45	613	1.0%	1.8%
Andy's Frozen Custard	4	8	610	1.0%	0.3%
Edge Fitness	1	53	605	1.0%	2.1%
Chase Bank	2.5	13	604	1.0%	0.5%
Floor & Decor	1	80	600	1.0%	3.1%
LA Fitness	2	34	600	1.0%	1.3%
Applebee's	3	15	574	0.9%	0.6%
Stop & Shop Gas	3	0	563	0.9%	0.0%
Buffalo Wild Wings	2	12	560	0.9%	0.5%
7-Eleven	4	11	545	0.9%	0.4%
Other	166	972	25,733	41.4%	37.9%
Total	323	2,560	$62,057	100.0%	100.0%

(1)	Includes two-tenant properties.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	15

Diversification: Tenant Industry

(rent percentages based on ABR)

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	16

Diversification: Tenant Industry (continued)

(in thousands, except for percentages and # of properties)

Industry	# of Properties(1)	ABR	% of ABR	Square Feet	% of Square Feet
Medical and Dental Providers	43	$9,036	14.6%	270	10.5%
Quick Service Restaurants	62.5	8,909	14.3%	203	7.9%
Casual Dining	42	8,607	13.8%	268	10.5%
General Retail	30	6,381	10.3%	543	21.2%
Financial Institutions	25	5,814	9.4%	144	5.6%
Automotive Stores & Dealers	34	5,736	9.2%	259	10.1%
Cellular Stores	21	4,039	6.5%	96	3.8%
Home Improvement Stores	9	3,091	5.0%	339	13.2%
Convenience & Gas Stores	16	2,983	4.8%	43	1.7%
Fitness Operators	5	2,523	4.1%	170	6.6%
Car Washes	10	2,022	3.3%	33	1.3%
Pharmacies	7	1,935	3.1%	81	3.2%
Professional Services	1	173	0.3%	4	0.2%
Other	18	808	1.3%	107	4.2%
Total	323	$62,057	100.0%	2,560	100.0%

(1)	Includes two-tenant properties.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	17

Diversification: Property Map

ME
3
MN
7
ID
1
SD
1
WI
2
NY
8
1
MA
MI
8
NV
1
NE
2
1
RI
PA
8
10
NJ
3
CT
UT
2
CO
3
IL
36
IN
16
OH
22
KS
6
MO
10
WV
1
VA
15
7
MD
KY
8
AZ
7
OK
9
NC
17
TN
17
AR
1
SC
10
AL
11
GA
24
MS
2
TX
24
LA
4
FL
15
323
PROPERTIES
37
STATES

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	18

Diversification: Geography

(in thousands, except for percentages and # of properties)

State	# of Properties(1)	Square Feet	ABR	% of Square Feet	% of ABR
IL	36	379	$8,814	14.8%	14.2%
TX	24	134	4,891	5.2%	7.9%
GA	24	150	4,426	5.9%	7.1%
NC	17	94	3,353	3.7%	5.4%
OH	22	131	3,166	5.1%	5.1%
TN	17	93	3,133	3.6%	5.0%
IN	16	85	2,770	3.3%	4.5%
PA	8	145	2,502	5.7%	4.1%
VA	15	76	2,445	2.9%	3.9%
FL	15	99	2,323	3.9%	3.7%
NY	8	242	2,095	9.4%	3.4%
AL	11	49	1,783	1.9%	2.9%
MO	10	60	1,714	2.3%	2.8%
SC	10	73	1,588	2.9%	2.6%
NJ	10	55	1,499	2.1%	2.4%
AZ	7	43	1,490	1.6%	2.4%
MN	7	72	1,445	2.8%	2.3%
OK	9	48	1,416	1.8%	2.3%
MI	8	49	1,408	1.9%	2.3%
MD	7	50	1,406	2.0%	2.3%
LA	4	47	1,210	1.8%	1.9%
KY	8	40	1,067	1.6%	1.7%
ME	3	186	1,062	7.3%	1.7%
KS	6	41	1,058	1.6%	1.7%
CT	3	9	610	0.4%	1.0%
CO	3	13	469	0.5%	0.8%
ID	1	6	424	0.2%	0.7%
MS	2	13	417	0.5%	0.7%
UT	2	22	340	0.9%	0.5%
NE	2	20	325	0.8%	0.5%
WI	2	15	310	0.6%	0.5%
NV	1	4	259	0.2%	0.4%
AR	1	3	218	0.1%	0.4%
RI	1	1	182	0.1%	0.3%
SD	1	10	155	0.4%	0.2%
MA	1	2	143	0.1%	0.2%
WV	1	1	141	0.1%	0.2%
Total	323	2,560	$62,057	100.0%	100.0%

(1)	Includes two-tenant properties.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	19

Lease Expirations

(in thousands; based on ABR)

(in thousands, except for percentages)

Year	ABR	% of ABR	Square Feet	% of Square Feet
2025	$1,025	1.6%	26	1.0%
2026	3,205	5.1%	108	4.2%
2027	6,877	11.0%	382	14.9%
2028	4,595	7.4%	159	6.2%
2029	6,376	10.3%	215	8.4%
2030	6,362	10.3%	199	7.8%
2031	4,459	7.2%	143	5.6%
2032	5,580	9.0%	423	16.5%
2033	2,764	4.5%	85	3.3%
2034	4,018	6.5%	155	6.1%
2035	1,580	2.5%	79	3.1%
2036	1,784	2.9%	49	1.9%
2037	2,786	4.5%	141	5.5%
2038	2,767	4.5%	164	6.4%
2039	2,647	4.3%	54	2.1%
Thereafter	5,232	8.4%	155	6.1%
Untenanted Properties	—	—	23	0.9%
Total	$62,057	100.0%	2,560	100.0%

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	20

Definitions and Explanations

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our leverage that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. We compute adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized adjusted EBITDAre is calculated by multiplying adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our annualized adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by the Board of Governors of Nareit. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio.

FrontView REIT, Inc. | www.frontviewreit.com | 2025 FrontView REIT, Inc. All rights reserved.	21